UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2021

ROTOR ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39897	85-2838301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

The Chrysler Building 405 Lexington Avenue New York, New York	10174
(Address of principal executive offices)	(Zip Code)

(212) 818-8800

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one redeemable warrant	ROT.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	ROT	The New York Stock Exchange
Redeemable warrants, exercisable for shares of Class A Common Stock at an exercise price of $11.50 per share	ROT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 15, 2021, Rotor Acquisition Corp. (the “Company”) held a special meeting of stockholders in lieu of the 2021 annual meeting of its stockholders (the “Special Meeting”) as a virtual meeting, conducted via live webcast, in connection with the proposed business combination by and among the Company, Rotor Merger Sub Corp., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), and Sarcos Corp., a Utah corporation (“Sarcos”), as described in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on August 6, 2021, 2021 (as supplemented by the proxy supplement filed on August 30, 2021, the “Proxy Statement”). Each proposal (individually a “Proposal” and, collectively, the “Proposals”) voted upon at the Special Meeting and the final voting results are indicated below. Each Proposal voted on at the Special Meeting is described in detail in the Proxy Statement.

As of the close of business on August 2, 2021, the record date for the Special Meeting, there were approximately 27,600,000 shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), and 6,900,000 shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), outstanding. A total of 26,956,842 shares of Common Stock, representing approximately 78.136% of the outstanding shares of Common Stock entitled to vote, were present in person or by proxy, constituting a quorum. All proposals voted on at the Special Meeting were “non-routine,” such that there we no broker non-votes.

1. The Business Combination Proposal – Proposal to approve the Agreement and Plan of Merger, dated as of April 5, 2021, as amended on August 28, 2021 (the “Merger Agreement”), by and among the Company, Merger Sub and Sarcos, and the transactions contemplated thereby, pursuant to which Merger Sub will merge with and into Sarcos with Sarcos surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination”) (Class A Common Stock and Class B Common Stock voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
1.	26,295,974	592,783	68,085

2. The NYSE Proposal – Proposal to approve, for purposes of complying with applicable NYSE listing rules, the issuance of more than 20% of the Company’s issued and outstanding Class A common stock pursuant to the Business Combination (Class A Common Stock and Class B Common Stock voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
2.	26,293,868	593,485	69,489

3. The Charter Approval Proposal – Proposal to adopt the Second Amended and Restated Certificate of Incorporation (the “Proposed Charter”) in the form attached to the Proxy Statement as Annex B (Class A Common Stock voting separately as a single class, Class B Common Stock voting separately as a single class, and Class A Common Stock and Class B Common Stock voting together as a single class):

Proposal No.	Class A Common Stock Votes For	Class A Common Stock Votes Against	Class A Common Stock Abstentions
3.	20,185,265	592,775	69,186

Proposal No.	Class B Common Stock Votes For	Class B Common Stock Votes Against	Class B Common Stock Abstentions
3.	6,109,616	0	0

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
3.	26,294,881	592,775	69,186

4. The Governance Proposals – Proposals with respect to certain governance provisions in the Proposed Charter that are separately being presented in accordance with SEC guidance, each to be voted upon separately on a non-binding advisory basis.

Proposal No. 4A – Increase in Authorized Stock – Proposal to amend the First Amended and Restated Certificate of Incorporation of the Company (the “Existing Charter”) to authorize 990,000,000 shares of Common Stock and 10,000,000 shares of preferred stock (Class A Common Stock and Class B Common Stock voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
4A.	23,322,465	3,336,739	297,638

Proposal No. 4B – Adoption of Supermajority Vote Requirement to Amend the Second Amended and Restated Certificate of Incorporation – Proposal to amend the Existing Charter to require that an affirmative vote of holders of at least 66 2/3%) of the voting power of all the then-outstanding shares of capital stock of the post-Business Combination company (the “Post-Combination Company”) entitled to vote generally in the election of directors will be required for stockholders, voting as a single class, for the amendment, repeal or modification of the following provisions of the Proposed Charter (i) the provisions of Section 3 of Article IV (Preferred Stock Designation), Section 2 of Article V (Board Classification), Article VI (Director Removal, New Directorships and Director Vacancies), Section 5 of Article VII (Director Election by Written Ballot), Article VIII (Stockholder Special Meetings) or Article XI (Amendment) or (ii) any provision inconsistent with any provision of the Amended and Restated Bylaws of the post-combination company (Class A Common Stock and Class B Common Stock voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
4B.	24,330,454	2,328,498	297,890

Proposal No. 4C – Removal of Directors – Proposal to amend the Existing Charter to provide that subject to the rights of the holders of any outstanding series of preferred stock, any director, or the entire Post-Combination Company’s board of directors, may be removed, for cause, by the affirmative vote of at least 66 2/3% of the voting power of the stock outstanding and entitled to vote thereon (Class A Common Stock and Class B Common Stock voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
4C.	23,106,017	3,555,384	295,441

Proposal No. 4D – Action by Written Consent – Proposal to amend the Current Charter to eliminate the right of stockholders to act by written consent (Class A Common Stock and Class B Common Stock voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
4D.	23,559,093	3,096,907	300,482

5. The Director Election Proposal – Proposal to elect eight directors to the board of directors of the Company, effective upon the closing of the Business Combination, with each Class I director having a term that expires at the Post-Combination Company’s annual meeting of stockholders in 2022, each Class II director having a term that expires at the Post-Combination Company’s annual meeting of stockholders in 2023, and each Class III director having a term that expires at the Post-Combination Company’s annual meeting of stockholders in 2024, or, in each case, until their respective successors are duly elected and qualified, or until their earlier death, resignation, retirement or removal (Class B Common Stock voting together as a single class):

Benjamin G. Wolff	Common Stock Votes For	Common Stock Votes Withheld
	6,109,616	0

Brian D. Finn	Common Stock Votes For	Common Stock Votes Withheld
	6,109,616	0

Peter Klein	Common Stock Votes For	Common Stock Votes Withheld
	6,109,616	0

Laura J. Peterson	Common Stock Votes For	Common Stock Votes Withheld
	6,109,616	0

Eric T. Olson	Common Stock Votes For	Common Stock Votes Withheld
	6,109,616	0

Dennis Weibling	Common Stock Votes For	Common Stock Votes Withheld
	6,109,616	0

Matthew Shigenobu Muta	Common Stock Votes For	Common Stock Votes Withheld
	6,109,616	0

Priya Balasubramaniam	Common Stock Votes For	Common Stock Votes Withheld
	6,109,616	0

6. The Incentive Plan Proposal – Proposal to approve the Sarcos Technology and Robotics Corporation 2021 Equity Incentive Plan (the “Equity Incentive Plan”), in the form attached to the Proxy Statement as Annex E, including the authorization of the initial share reserve under the Equity Incentive Plan (Class A Common Stock and Class B Common Stock voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
6.	24,765,766	2,115,689	75,387

7. The Employee Stock Purchase Plan Proposal – Proposal to approve the Sarcos Technology and Robotics Corporation 2021 Employee Stock Purchase Plan (the “ESPP”), in the form attached to the Proxy Statement as Annex F, including the authorization of the initial share reserve under the ESPP (Class A Common Stock and Class B Common Stock voting together as a single class):

Proposal No.	Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
7.	26,278,588	609,675	68,579

As there were sufficient votes at the time of the Special Meeting to approve each of the above Proposals, the “Adjournment Proposal” described in the Proxy Statement is not applicable.

Item 7.01. Regulation FD Disclosure.

On September 16, 2021, the Company issued a press release announcing the results of the Company’s Special Meeting of its stockholders, which press release is included in this Report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release, dated September 16, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 16, 2021

ROTOR ACQUISITION CORP.

By:	/s/ Amy Salerno
Name:	Amy Salerno
Title:	Chief Financial Officer